Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-290830

BAILLIE GIFFORD ETF TRUST

Baillie Gifford U.S. Equity Growth ETF

(the “Fund”)

Supplement dated July 24, 2026 to the Prospectus and the Statement of Additional Information (“SAI”), each dated June 1, 2026, as supplemented or revised from time to time

1.	Effective on or about July 27, 2026:

The fourth paragraph of the section titled “Principal Investment Strategies” relating to the Fund in the “Fund Summaries” section of the Prospectus is hereby restated in its entirety as follows:

The portfolio managers employ a bottom-up approach to stock selection, seeking to identify companies they believe have attractive long-term growth prospects, and manage and construct the portfolio relative to the Russell 1000 Growth Index, however Fund holdings could materially diverge from benchmark listings . Under normal circumstances, the intended outcome of this approach is a portfolio typically consisting of between 30 and 50 growth companies with the potential to outperform the Fund’s benchmarks over the long term. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture.

The fourth through sixth paragraphs of the “Investment Strategies” disclosure relating to the Fund under the “Principal Investment Strategies” heading under the “Additional Information about Principal Strategies and Risks” section in the Prospectus are hereby restated in their entirety as follows:

The portfolio managers employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed businesses with genuine and sustainable competitive advantages. The portfolio managers manage and construct the portfolio relative to the Russell 1000 Growth Index, however Fund holdings could materially diverge from benchmark listings. Under normal circumstances, the intended outcome of this approach is a portfolio typically consisting of between 30 and 50 growth companies with the potential to outperform the Fund’s benchmarks over the long term. The portfolio managers focus on company research and the long-term outlook of companies and industries. Ideas can come from a wide variety of sources, including, but not limited to, research trips, company meetings, and relationships with industry thought leaders and academic institutions. Stock ideas are normally researched to assess a range of factors, including: long-term growth potential, geographic and industry positioning, competitive advantage, management, financial strength and valuation. The Fund is a non-diversified fund, which means that it may invest a relatively large percentage of its assets in a small number of issuers, industries or sectors. The Fund aims to hold securities for long periods (typically at least 5 years), which generally results in relatively low portfolio turnover and is in line with the portfolio managers’ long-term investment outlook. When assessing a company’s long-term growth prospects, the portfolio managers seek to identify and to incorporate a range of factors that are material to managing the Fund’s investment risks and maximizing capital appreciation. Such factors potentially include the environmental, social, and/or governance characteristics of the company, such as stewardship, sustainable business practices, and/or corporate culture. Additionally, a risk model is used to assist in the sizing of positions to implement the investment strategy while ensuring the portfolio is appropriate for an ETF. The risk model is not used to determine the underlying issuers to which the Fund seeks exposure, but rather incorporates data from third party vendors on metrics primarily related to the liquidity and characteristics of different instruments that may be used to gain desired exposures to underlying issuers and includes both qualitative and quantitative elements.

The portfolio managers believe a long-term investment horizon can allow the Fund to harness the asymmetry inherent in equity markets that allows successful investments to outpace losses in similarly sized positions that fail to thrive.

The portfolio managers may sell a holding in order to address what they perceive as a material deterioration in the investment case or to make other investments, manage overall portfolio risk (e.g. price movement dynamics), or as appropriate to make other investments or meet redemptions.

2.	Effective on or about July 27, 2026, the Management Fee for the Fund will be set at 0.60%. Therefore, effective as of that date, the Prospectus and the SAI are revised as follows.

The “Annual Fund Operating Expenses” table and following “Example of Expenses” section in the subsection titled “Fees and Expenses” under “Baillie Gifford U.S. Equity Growth ETF” in the “Fund Summaries” section are restated in their entirety as follows:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.60%

Other Expenses(a)	0%
Total Annual Fund Operating Expenses	0.60%

(a)	Estimated for the current fiscal year.

Example of Expenses

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). It assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you sell your shares at the end of such periods. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example below also applies any contractual expense waivers and/or expense reimbursements to the first year of each period listed in the table.

Although your actual costs may be higher or lower, based on these assumptions, your expenses would be:

1 Year	$62
3 Years	$192

The subsection titled “Investment Services” under “Investment Manager” in the “Fund Management” section is restated as it pertains to Baillie Gifford U.S. Equity Growth ETF as follows:

Fund	Annual Unitary Management Fee Rate (percentage of each Fund’s average daily net assets)
Baillie Gifford U.S. Equity Growth ETF	0.60%

The subsection titled “Investment Management Fee” under “Management Services” in the “Manager” section of the SAI is restated as it pertains to Baillie Gifford U.S. Equity Growth ETF as follows:

Fund	Annual Unitary Management Fee Rate (percentage of the Fund’s average daily net assets)
Baillie Gifford U.S. Equity Growth ETF	0.60%

3.	The subsection titled “Management” under “Baillie Gifford U.S. Equity Growth ETF” in the “Fund Summaries” section is restated in its entirety as follows:

Management

Investment Manager

Baillie Gifford Overseas Limited

Portfolio Managers

Name	Title	Year Commenced Service with the Fund
Dave Bujnowski	Portfolio Manager	2026
Kirsty Gibson	Portfolio Manager	2026
Lillian Li	Portfolio Manager	2026
Gary Robinson	Portfolio Manager	2026
Tom Slater	Portfolio Manager	2026

The subsection titled “Baillie Gifford U.S. Equity Growth ETF Team” under “Investment Teams” in the “Fund Management” section is revised to add the following information:

Education	Investment Experience
Tom Slater BSc in Computer Science with Mathematics (2000) University of Edinburgh CFA Charterholder

Mr. Slater joined Baillie Gifford in 2000 and became a partner of the firm in 2012. After serving as deputy manager for five years, he was appointed joint manager of Scottish Mortgage Investment Trust in 2015. During his time at Baillie Gifford, he has also worked in the Developed Asia, UK Equity and Long Term Global Growth teams. He is now also Head of the US Equities Team. Mr. Slater’s investment interest is focused on high-growth companies both in listed equity markets and as an investor in private companies. He graduated BSc in Computer Science with Mathematics from the University of Edinburgh in 2000.

Mr. Slater has been a member of the portfolio management team since the Fund’s inception in 2026.

Kirsty Gibson MA (Hons) in Economics (2011) Edinburgh University MSc Carbon Management (2012) Edinburgh University

Ms. Gibson joined Baillie Gifford in 2012 and is a portfolio manager in the US Equity Growth Team and is involved in running the North American portfolio of the Managed Fund and Global Core Fund since 2021. Prior to joining the US Equity Growth Team, Ms. Gibson also spent several years in the small and large cap global equities departments. Ms. Gibson graduated MA (Hons) in Economics in 2011 and MSc in Carbon Management in 2012, both from the University of Edinburgh.

Ms. Gibson has been a member of the portfolio management team since the Fund’s inception in 2026.

Lillian Li BA (Hons) in Economics (2009) Cambridge University MSc in International Development (2011) London School of Economics and Political Science

Ms. Li is a portfolio manager in the US Equity Growth Team. She joined Baillie Gifford in 2022. Before joining the firm, she worked at Eight Roads Ventures (Fidelity’s VC arm) and Salesforce Ventures, where she led investments in growth-stage private companies across the US and Europe. Ms. Li also founded Chinese Characteristics, an acclaimed publication analysing US and Chinese innovation ecosystems. She holds an undergraduate degree in Economics from the University of Cambridge and a Masters in International Development from the London School of Economics and Political Science.

Ms. Li has been a member of the portfolio management team since the Fund’s inception in 2026.

The section titled “Other Accounts” under “Investment Decisions by Portfolio Managers” in the “Manager” section of the SAI is revised to add the following information:

The following table shows information regarding other accounts managed by three portfolio managers previously not included in this Prospectus. The information is provided as of June 30, 2026. As of June 30, 2026 no portfolio manager named below owned beneficially any equity securities of the Fund.

Account Type	Total Accounts	Total Assets in Accounts (US$m)	Where management fee is based on account performance:
			Accounts	Assets in Accounts (US$m)
Baillie Gifford U.S. Equity Growth ETF
Tom Slater
Registered Investment Companies	2	8,619	1	8,611
Other Pooled Investment Vehicles	11	31,287	—	—
Other Accounts	10	1,176	—	—

Kirsty Gibson
Registered Investment Companies	4	9,954	2	9,851
Other Pooled Investment Vehicles	6	4,668	—	—

Other Accounts	18	3,236	—	—

Lillian Li
Registered Investment Companies	2	8,619	1	8,611
Other Pooled Investment Vehicles	2	2,786	—	—
Other Accounts	10	1,176	—	—

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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